Exhibit 99.2

Second Quarter 2008 Financial Results August 6, 2008

Forward Looking Statements This presentation contains "forward-looking statements" within the meaning of the federal securities laws. These statements reflect management's current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the availability of loans and fluctuations in the credit markets; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; changes in federal energy policies; demand for oil and gas; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation.

Maximize and Grow Long-Term Shareholder Value Entitlement and Development of Real Estate Housing markets continue to be significantly challenged Realization of Value from Natural Resources Significant mineral leasing activity Accelerated Growth through Strategic and Disciplined Investment in Real Estate Continue to evaluate acquisition of discounted real estate assets

2nd Qtr. 2008 Real Estate Value Creation Developed and Under Development Sold 264 residential lots - $55,000 / lot Sold 47 commercial acres - $271,700 / acre Entitlement 2,000 acres entitled - 930 residential lots - 280 commercial acres 4,500 acres moved into entitlement Undeveloped Sold 504 acres - $5,900 / acre Value

2nd Qtr. 2008 Mineral Resources Value Creation Royalty Interest 277 MMCF of Natural Gas - $7.86 / MCF 23K barrels of Oil - $109.90 / barrel Leased 47,000 acres leased - $18.5 million 17,000 acre option - $1.6 million Available for Lease 474,000 acres available for lease Value

2nd Qtr. 2008 Fiber Resources Value Creation Sawtimber 44,000 tons of sawtimber sold at $18.17 / ton approximately 70% chip-n-saw Reduced sawtimber harvest levels given current market prices Pulpwood 218,200 tons of pulpwood sold at $8.13 / ton Timber Assets 345,000 acres owned 18,000 acres under lease Value

Second Quarter 2008 Results ($ in Millions, except per share data) 2nd Qtr 2008 2nd Qtr 2007 1st Qtr 2008 Net Income $ 9.6 $14.4 ($ 0.2) Earnings Per Share - Diluted $ 0.27 $0.41 ($0.01) 2nd Qtr. 2008 weighted average diluted shares outstanding were 36.1 million 2nd Qtr. 2008 results include $2.3 million after-tax charge, or $0.06 per diluted share, principally related to environmental remediation activities at our San Joaquin River project located near Antioch, California 1st Qtr. 2008 results include $1 million after-tax charge, or $0.02 per share, related to accelerated share-based compensation for retirement eligible employees

Segment Earnings ($ in Millions) 2nd Qtr 2008 2nd Qtr 2007 1st Qtr 2008 Real Estate $ 0.9 $23.0 $ 3.5 Mineral Resources 23.2 4.7 6.5 Fiber Resources 1.4 2.4 2.8 Total $25.5 $30.1 $12.8 2nd Qtr. 2008 real estate segment results include $3.5 million (pre-tax) charge principally related to environmental remediation activities at our San Joaquin River project located near Antioch, California 2nd Qtr. 2008 mineral resources segment earnings include $18.5 million in bonus payments associated with leasing over 47,000 net mineral acres 2nd Qtr. 2007 real estate segment earnings include $13 million gain from sale of commercial land

2nd Qtr. 2008 Pipeline Status & Key Performance Indicators

Real Estate Pipeline - 2nd Qtr. 2008 Note: Estimated acres and lots may vary * Excludes Forestar's 58% ownership interest in the Ironstob venture which controls approx. 17,000 acres of undeveloped land Real Estate Undeveloped In Entitlement Process Entitled Developed & Under Development Total Acres* Undeveloped Land Owned 311,644 319,007 Ventures 7,363 319,007 Residential Owned 28,529 8,411 1,429 45,436 Ventures 920 4,803 1,344 45,436 Commercial Owned 4,151 978 482 6,409 Ventures 535 263 6,409 Total Acres 319,007 33,600 14,727 3,518 370,852 Estimated Residential Lots Estimated Residential Lots Estimated Residential Lots 25,030 4,793 29,823

Real Estate Segment KPI's 2nd Qtr 2008 2nd Qtr 2007 1st Qtr 2008 Residential Lot Sales * Lots Sold 264 581 388 Average Price / Lot $55,000 $51,200 $46,200 Gross Profit / Lot $17,000 $21,400 $17,300 Commercial Tract Sales * Acres Sold 47 61 22 Average Price / Acre $271,700 $294,300 $84,700 Land Sales * Acres Sold 504 886 1,349 Average Price / Acre $5,900 $7,000 $4,600 Segment Revenues ($ in Millions) $24.1 $47.3 $28.4 Segment Earnings ($ in Millions) $0.9 $23.0 $3.5 * Includes 100% of venture activity

Entitlement KPI's 2nd Qtr 2008 2nd Qtr 2007 1st Qtr 2008 Acres Moved Into Entitlement 4,520 - 2,880 Entitlements Total Acres Entitled 2,070 420 420 Residential Lots Entitled 930 270 120 Commercial Acres Entitled 280 - 260 Acres Moved Into Development - - - Note: Acres and lots are estimates and may vary

Projects in Entitlement Projects Moved Into Entitlement 2nd Qtr. 2008 Projects Moved Into Entitlement 2nd Qtr. 2008 Projects Moved Into Entitlement 2nd Qtr. 2008 Projects Moved Into Entitlement 2nd Qtr. 2008 Projects Moved Into Entitlement 2nd Qtr. 2008 Project Acres Acres Purpose Creekview 470 470 Residential Dallas Highway 1,064 1,064 Mixed-use Hutchison Mill 880 880 Mixed-use Martin's Bridge 970 970 Commercial Pickens School II 353 353 Mixed-use Three Creeks 744 744 Mixed-use Coweta South Ind. 43 43 Commercial Total 4,524 4,524

Entitlement Activity - 2nd Qtr. 2008 Projects Entitled - 2nd Qtr. 2008 Projects Entitled - 2nd Qtr. 2008 Projects Entitled - 2nd Qtr. 2008 Projects Entitled - 2nd Qtr. 2008 Projects Entitled - 2nd Qtr. 2008 Project Acres Acres Purpose Genesee 721 721 Residential Pickens School II 353 353 Mixed-use Coweta South Ind. 152 152 Commercial Corinth Landing 847 847 Residential Total 2,073 2,073

South Coweta Industrial Park Proposed Site Plan Project entitled in Q2 2008 152 acre commercial development 1.1 mm sq. ft. industrial / distribution dev. Located off I-85 in Coweta County, 35 miles from airport 35 miles north of Kia manufacturing plant in Troup County Kia plant to open Q1 2009 and employ 2,700 people CSX railroad frontage In May 2008, Forestar purchased adjacent 43 acres for expansion Currently in entitlement process; additional 0.9 mm sq. ft. of industrial development At completion: 195 acres with 2.0 mm sq. ft. of industrial development Significant value creation on low basis lands

Mineral Resources Segment KPI's 2nd Qtr. 2008 2nd Qtr. 2007 1st Qtr. 2008 Minerals Net Acres Leased 47,394 10,802 5,293 Avg. Bonus / Acre $391 $166 $678 Natural Gas Production (MMCF) 276.5 204.3 255.9 Average Price / MCF $7.86 $6.75 $6.80 Oil Production (Barrels) 23,400 25,900 19,400 Average Price / Barrel $109.90 $60.31 $92.62 Segment Revenues ($ in Millions) $24.4 $5.2 $6.3 Segment Earnings ($ in Millions) $23.2 $4.7 $6.5

17 Second quarter 2008 activity Significant increase in leasing activity related to expansion of Cotton Valley, James Lime and Haynesville Shale formations. 47,000 17,000

Fiber Resources Segment KPI's 2nd Qtr. 2008 2nd Qtr. 2007 1st Qtr. 2008 Fiber Sales Tons Sold 262,200 325,900 209,200 Average Price / Ton $10 $11 $10 Recreational Leases (acres) 283,700 283,500 284,500 Segment Revenues ($ in Millions) $3.1 $3.8 $2.5 Segment Earnings ($ in Millions) $1.4 $2.4 $2.8 1st Qtr. 2008 fiber resources segment earnings include $1.4 million gain from partial termination of a timber lease in connection with the operation of Ironstob venture

Maximize and Grow Long-Term Shareholder Value Entitlement and Development of Real Estate Entitle aggressively, exercise investment discipline in development Realization of Value from Natural Resources Increase acreage in play and ensuing royalties Accelerated Growth through Strategic and Disciplined Investment in Real Estate Position Forestar for growth opportunities